Supplement dated March 16, 2012

to the Statement of Additional Information

for Principal Funds, Inc.

dated December 30, 2011

(as supplemented on January 30, 2012)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Investment Strategies and Risks

On page 23, delete the paragraph that begins “For purposes of applying the Funds’ investment policies and restrictions” and substitute:

For purposes of applying the funds’ investment policies and restrictions (as stated in the Prospectuses and Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Independent Directors

On page 32, add the following to this section:

Leroy T. Barnes. Mr. Barnes has served as a director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.

On page 33, add the following to this section:

Tao Huang. Mr. Huang has served as a director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.

Management Information

Add the following to the table on page 35:

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Leroy T. Barnes, Jr. 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2012	Retired	95	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Tao Huang 711 High Street Des Moines, Iowa 50392 1962	Director Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	95	Armstrong World Industries, Inc. (manufacturing)

INTERMEDIARY COMPENSATION

On page 63, delete “1-800-547-7754” and substitute “1-800-222-5852”.

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